Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On March 19, 2021, Ready Capital Corporation, a Maryland corporation (the “Company” or “Ready Capital”), and RC Merger Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of December 6, 2020 (the “Merger Agreement”), with Anworth Mortgage Asset Corporation, a Maryland corporation (“Anworth”), pursuant to which Anworth merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).

Upon completion of the Merger and under the terms of the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of Anworth (“Anworth Common Stock”) (other than shares held by Ready Capital or Merger Sub or by any wholly-owned subsidiary of Ready Capital, Merger Sub or Anworth, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Ready Capital (i) 0.1688 newly issued shares of common stock, par value $0.0001 per share, of Ready Capital (the “Ready Capital Common Stock”), plus (ii) $0.61 in cash (together, the “Per Share Common Merger Consideration”). No fractional shares of Ready Capital Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of Anworth Common Stock was otherwise entitled was paid in cash.

Additionally, (i) each outstanding share of 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series A Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 8.625% Series B Cumulative Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series B Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series A Preferred Stock, (ii) each outstanding share of 6.25% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series B Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 6.25% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series C Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series B Preferred Stock, and (iii) each outstanding share of 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series C Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 7.625% Series D Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series D Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series C Preferred Stock.

Furthermore, (i) certain outstanding phantom share awards granted by Anworth under its 2014 Equity Compensation Plan or 2004 Equity Compensation Plan, as amended, became fully vested and then were immediately cancelled in exchange for the right to receive the Per Share Common Merger Consideration, (ii) the remaining outstanding non-vesting phantom share awards granted by Anworth were cancelled without consideration, and (iii) all outstanding dividend equivalent rights granted by Anworth under its 2007 Dividend Equivalent Rights Plan were cancelled, provided, that any accrued amounts which have not yet been paid with respect to any such dividend equivalent rights as of the completion of the Merger will be paid to the holders thereof as soon as practicable but in no event later than the first payroll date following the completion of the Merger.

The unaudited pro forma condensed combined balance sheet gives effect to the Merger based on the historical balance sheets of Ready Capital and Anworth as of December 31, 2020. The Ready Capital and Anworth balance sheet information was derived from their audited balance sheets at December 31, 2020 that were included in their Annual Reports on Form 10-K for the year then ended, which were filed with the SEC on March 15, 2021 and February 26, 2021, respectively.

The unaudited pro forma condensed combined statements of income are presented for the twelve months ended December 31, 2020. The historical results of Ready Capital were derived from its audited consolidated statement of income for the twelve months ended December 31, 2020 that was included in its Annual Report on Form 10-K for the year then ended, filed on March 15, 2021. The historical results of Anworth were derived from its audited consolidated statement of income for the twelve months ended December 31, 2020 that was included in its Annual Report on Form 10-K for the year then ended, filed on February 26, 2021.

The adjustments for the unaudited pro forma condensed combined balance sheet as of December 31, 2020 assume the Merger was completed on that date. The adjustments for the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 were prepared assuming the Merger was completed on January 1, 2020. The unaudited pro forma financial statements may not be indicative of the results of operations that would have occurred if the events reflected therein had been in effect on the dates indicated or the results which may be obtained in the future. In preparing the unaudited pro forma financial statements, no adjustments have been made to reflect the potential operating synergies and administrative cost savings or the costs of integration activities that could result from the combination of Anworth and Ready Capital.

The following unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and has been adjusted to reflect certain reclassifications in order to conform to Ready Capital’s financial statement presentation. The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting for business combinations pursuant to ASC 805, Business Combinations, with Ready Capital considered the acquirer for accounting purposes. The statements are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Ready Capital and Anworth been combined during the specified periods. The following unaudited pro forma condensed combined financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above and other information relating to Ready Capital and Anworth contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q.

The estimated fair values for the assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as additional information related to the inputs and assumptions used in determining the fair value of the assets and liabilities becomes available and may result in variances to the amounts presented in the unaudited pro forma condensed combined statements of income.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2020

(In Thousands)	Ready Capital Corporation (Accounting Acquirer)	Anworth (Accounting Acquiree)	Anworth Financial Statement Reclass (B)			Transaction Accounting Adjustments		Pro Forma Combined
Assets
Cash and cash equivalents	$138,975	$34,050	$			$(97,226)	C1	$75,799
Restricted cash	47,697	111,069						158,766
Loans, net	1,625,555	—		109,312	a			1,734,867
Loans, held for sale, at fair value	340,288	—						340,288
Mortgage backed securities, at fair value	88,011	—		311,635	b			399,646
Loans eligible for repurchase from Ginnie Mae	250,132	—						250,132
Investment in unconsolidated joint venture	79,509	—		—				79,509
Purchased future receivables, net	17,308	—						17,308
Derivative instruments	16,363	6,974		—				23,337
Servicing rights	114,663	—						114,663
Other assets	89,503	—		11,941	c, d, e			101,444
Available-for-sale Agency MBS at fair value	—	1,519,652						1,519,652
Trading Agency MBS at fair value	—	104,702		(104,702)	b			—
Trading Non-Agency MBS at fair value	—	206,933		(206,933)	b			—
Residential mortgage loans held-for-securitization, net	—	109,312		(109,312)	a			—
Residential mortgage loans held-for-investment through consolidated securitization trusts, net	—	267,107		(267,107)	g			—
Interest receivable	—	6,554		(6,554)	c			—
Real estate, held for sale	45,348	—		12,750	f	13,357	C11	71,455
Right to use asset-operating lease	—	718		(718)	d			—
Residential real estate	—	12,750		(12,750)	f			—
Prepaid expenses and other assets	—	4,669		(4,669)	e			—
Assets of consolidated VIEs	2,518,743	—		267,107	g			2,785,850
Total Assets	$5,372,095	$2,384,490		$—		$(83,869)		$7,672,716
Liabilities
Secured borrowings	1,370,519	—		1,560,805	h, i			2,931,324
Securitized debt obligations of consolidated VIEs, net	1,905,749	—		258,414	j			2,164,163
Convertible notes, net	112,129	—						112,129
Senior secured notes, net	179,659	—						179,659
Corporate debt, net	150,989	—		37,380	k			188,369
Guaranteed loan financing	401,705	—						401,705
Liabilities for loans eligible for repurchase from Ginnie Mae	250,132	—						250,132
Derivative instruments	11,604	80,380						91,984
Dividends payable	19,746	—		7,259	l, m			27,005
Dividends payable on preferred stock	—	2,297		(2,297)	l			—
Dividends payable on common stock	—	4,962		(4,962)	m			—
Accrued interest payable	—	4,130		(4,130)	n			—
Repurchase agreements	—	1,470,620		(1,470,620)	h			—
Warehouse line of credit	—	90,185		(90,185)	i			—
Asset-backed securities issued by securitization trusts	—	258,414		(258,414)	j			—
Junior subordinated notes	—	37,380		(37,380)	k			—
Derivative counterparty margin	—	5,257						5,257
Accrued expenses and other liabilities	—	1,653		(1,653)	o			—
Long-term lease obligation	—	718		(718)	p			-
Accounts payable and other accrued liabilities	135,655	—		6,501	n, o, p			142,156
Total Liabilities	$4,537,887	$1,955,996		$—		$—		$6,493,883
Stockholders’ Equity
Preferred stock, par value $0.0001 per share; 50,000,000 shares authorized:
Ready Capital Series C Cumulative Convertible Preferred Stock	—	—				19,455	C2	19,455
Ready Capital Series B Cumulative Preferred Stock	—	—				46,537	C3	46,537
Ready Capital Series D Cumulative Redeemable Preferred Stock	—	—				48,626	C4	48,626
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized:
Anworth Series B Cumulative Convertible Preferred Stock	—	19,455				(19,455)	C2	—
Anworth Series A Cumulative Convertible Preferred Stock	—	46,537				(46,537)	C3	—
Anworth Series C Cumulative Convertible Preferred Stock	—	48,626				(48,626)	C4	—
Ready Capital Common stock	5	—				2	C5	7
Anworth Common stock	—	992				(992)	C5	—
Ready Capital Additional paid-in capital	849,541	—				245,161	C5-C9 and C11	1,094,702
Anworth Additional paid-in capital	—	984,174				(984,174)	C6	—
Ready Capital Retained earnings (deficit)	(24,203)	—				(14,730)	C1, C9	(38,933)
Anworth Retained earnings (deficit)	—	(725,770)				725,770	C7	—
Ready Capital Accumulated other comprehensive income (loss)	(9,947)	—						(9,947)
Anworth Accumulated other comprehensive income (loss)	—	54,480				(54,480)	C8	—
Total common stockholders' equity	815,396	428,494		—		(83,443)		1,160,447
Non-controlling interests	18,812	—		—		(426)	C1, C9	18,386
Total Stockholders’ Equity	$834,208	$428,494		$—		$(83,869)		$1,178,833
Total Liabilities and Stockholders’ Equity	$5,372,095	$2,384,490		$—		$(83,869)		$7,672,716

Common shares outstanding	54,368,999	99,241,549				16,751,973		71,120,972

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2020

(In Thousands, except share data)	Ready Capital Corporation (Accounting Acquirer)	Anworth (Accounting Acquiree)	Anworth Financial Statement Reclass (B)		Transaction Accounting Adjustments			Pro Forma Combined
Interest income	$258,636	$—	$83,085	q, r, s, t, u	$			$341,721
Interest- Agency MBS	—	46,520	(46,520)	q				—
Interest-Non-Agency MBS	—	15,673	(15,673)	r				—
Interest-securitized residential mortgage loans	—	14,665	(14,665)	s				—
Interest-residential mortgage loans held-for-securitization	—	6,034	(6,034)	t				—
Other interest income	—	193	(193)	u				—
Interest expense	(175,481)	—	(44,890)	v, w, x, y				(220,371)
Interest expense on repurchase agreements	—	(24,879)	24,879	v				—
Interest expense on asset-backed securities	—	(14,025)	14,025	w				—
Interest expense on warehouse line of credit	—	(4,457)	4,457	x				—
Interest expense on junior subordinated notes	—	(1,529)	1,529	y				—
Net interest income before provision for loan losses	$83,155	$38,195	$—			$—		$121,350
Provision for loan losses	(34,726)	(670)						(35,396)
Net interest income after provision for loan losses	$48,429	$37,525	$—			$—		$85,954
Non-interest income
Residential mortgage banking activities	252,720	—						252,720
Net realized gains on financial instruments and real estate owned	31,913	—	(39,384)	aa, hh, cc				(7,471)
Net unrealized losses on financial instruments	(48,101)	—	(90,029)	bb,dd, ee				(138,130)
Servicing income, net	38,594	—						38,594
Income on purchased future receivables, net	15,711	—						15,711
Income on unconsolidated joint ventures	2,404	—						2,404
Other income	41,516	—	1,707	z				43,223
Income-rental properties	—	1,707	(1,707)	z				—
Realized net gain on sales of available-for-sale MBS	—	15,805	(15,805)	aa				—
Realized net gain on sales of Agency MBS held as trading investments	—	3,629	(3,629)	bb				—
Unrealized loss on Agency MBS held as trading investments	—	(15,537)	15,537	dd				—
Realized net (loss) on sales of available-for-sale Non-Agency MBS	—	(55,390)	55,390	hh				—
Gain on sale of residential properties	—	201	(201)	cc				—
Loss on derivatives, net	—	(78,121)	78,121	ee				—
Gain on bargain purchase	—	—				21,445	C9	21,445
Total non-interest income	$334,757	$(127,706)	$—			$21,445		$228,496
Non-interest expense
Employee compensation and benefits	(91,920)	—						(91,920)
Allocated employee compensation and benefits from related party	(7,000)	—						(7,000)
Variable expenses on residential mortgage banking activities	(114,510)	—						(114,510)
Professional fees	(13,360)	—						(13,360)
Management fees – related party	(10,682)	(5,591)				623	C10	(15,650)
Incentive fees – related party	(5,973)	—						(5,973)
Loan servicing expense	(30,856)	—						(30,856)
Merger related expenses	(63)	—				(36,600)	C1	(36,663)
Other operating expenses	(54,369)	—	(7,921)	ff, gg				(62,290)
General and administrative expense	—	(5,934)	5,934	ff				—
Rental properties depreciation and expenses	—	(1,987)	1,987	gg				—
Total non-interest expense	$(328,733)	$(13,512)	$—			$(35,977)		$(378,222)
Income before provision for income taxes	$54,453	$(103,693)	$—			$(14,532)		$(63,772)
Income tax benefit	(8,384)	—	—			—		(8,384)
Net income (loss)	$46,069	$(103,693)	$—			$(14,532)		$(72,156)
Less: Dividends on preferred stock	—	9,189	—			—		9,189
Less: Net income attributable to non-controlling interest	1,199	—	—			10		1,209
Net income attributable to Ready Capital Corporation	$44,870	$(112,882)	$—			$(14,542)		$(82,554)
Earnings (loss) per common share - basic	$0.81	$(1.14)						$(1.17)
Earnings (loss) per common share - diluted	$0.81	$(1.14)						$(1.17)
Weighted-average shares outstanding
Basic	53,736,523	99,048,000				16,751,973		70,488,496
Diluted	53,818,378	99,048,000				16,751,973		70,570,351

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(A) Basis of Presentation

Under the terms of the Merger Agreement, in connection with the Merger, each outstanding share of Anworth Common Stock was converted into the right to receive (i) a number of shares of Ready Capital Common Stock based on an assumed exchange ratio of 0.1688 (“Exchange Ratio”), and (ii) $0.61 in cash. In addition, each share of Anworth Series A Preferred Stock was converted into the right to receive one share of newly classified Ready Capital Series B Preferred Stock, each share of Anworth Series B Preferred Stock was converted into the right to receive one share of newly classified Ready Capital Series C Preferred Stock and each share of Anworth Series C Preferred Stock was converted into the right to receive one share of newly classified Ready Capital Series D Preferred Stock.

On March 19, 2021, Ready Capital completed the Merger and issued 16,774,328 shares of Ready Capital Common Stock and approximately $60.6 million in cash to the former holders of Anworth Common Stock. The total purchase price for the Merger of $417.9 million consisted of the Ready Capital Common Stock issued based on a share price of $14.28, or the closing price of a share of Ready Capital common stock on the acquisition date, $0.61 in cash per share and cash paid in lieu of fractional shares.

In addition, the Company issued 1,919,378 shares of newly designated Ready Capital Series B Preferred Stock, 779,743 shares of newly designated Ready Capital Series C Preferred Stock, and 2,010,278 shares of newly designated Ready Capital Series D Preferred Stock, in exchange for all shares of Anworth Series A Preferred Stock, Anworth Series B Preferred Stock and Anworth Series C Preferred Stock outstanding prior to the effective time of the Merger.

Upon the closing of the transaction and after giving effect to the issuance of shares of Ready Capital Common Stock as consideration in the Merger, Ready Capital’s historical stockholders owned approximately 77% of the outstanding Ready Capital Common Stock, while historical Anworth stockholders owned approximately 23% of the outstanding Ready Capital Common Stock.

	Calculation of Preliminary Estimated Total Consideration Transferred (in thousands, except share and per share data)
ANH total stockholders' equity at December 31, 2020		$428,494
Less: Merger transaction expenses - ANH		(30,293)
Real estate, held for sale fair value adjustment		$13,357
ANH adjusted book value		$411,558
Shares issued		16,774,328
Market price as of March 19, 2021	x	14.28
Estimated total consideration transferred based on value of shares issued		$239,537
Preferred Shares transferred		117,735
Cash Transferred		60,626
Estimated total consideration transferred		$417,898
Total estimated goodwill		$(6,340)

(B) Accounting Presentation and Policies

Financial Statement Reclassifications

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Ready Capital. Certain balances from the consolidated financial statements of Anworth were reclassified to conform the presentation to that of Ready Capital.

The following Balance Sheet reclassifications have been made from Anworth’s balance sheet information derived from its audited balance sheet at December 31, 2020 that was included in its Annual Report on Form 10-K for the year then ended, which was filed with the Securities and Exchange Commission on February 26, 2021:

Assets:

a)	Reclassified Residential mortgage loans held-for-securitization, net to Loans, net

b)	Reclassified Trading Non-Agency MBS and Trading Agency MBS at fair value to Mortgage backed securities, at fair value

c)	Reclassified Interest receivable to Other assets

d)	Reclassified Right to use asset-operating lease to Other assets

e)	Reclassified Prepaid expenses and other assets to Other assets

f)	Reclassified Residential real estate to Real estate, held for sale

g)	Reclassified Residential mortgage loans held-for-investment through consolidated securitization trusts, net to Assets of consolidated VIEs

Liabilities:

h)	Reclassified Repurchase agreements to Secured borrowings

i)	Reclassified Warehouse line of credit to Secured borrowings

j)	Reclassified Asset-backed securities issued by securitization trusts to Securitized debt obligations of consolidated VIEs, net

k)	Reclassified Junior subordinated notes to Corporate debt, net

l)	Reclassified Dividends payable on preferred stock to Dividends payable

m)	Reclassified Dividends payable on common stock to Dividends payable

n)	Reclassified Accrued interest payable to Accounts payable and other accrued liabilities

o)	Reclassified Accrued expenses and other liabilities to Accounts payable and other accrued liabilities

p)	Reclassified Long-term lease obligation to Accounts payable and other accrued liabilities

The following Statement of Income reclassifications have been made from Anworth’s income statement information derived from its audited statement of operations for the twelve months ended December 31, 2020 that was included in its Annual Report on Form 10-K for the year then ended, which was filed with the Securities and Exchange Commission on February 26, 2021:

q)	Reclassified Interest-Agency MBS to Interest income

r)	Reclassified Interest-Non-Agency MBS to Interest income

s)	Reclassified Interest-securitized residential mortgage loans to Interest income

t)	Reclassified Interest-residential mortgage loans held-for-securitization to Interest income

u)	Reclassified Other interest income to Interest income

v)	Reclassified Interest expense on repurchase agreements to Interest expense

w)	Reclassified Interest expense on asset-backed securities to Interest expense

x)	Reclassified Interest expense on warehouse line of credit to Interest expense

y)	Reclassified Interest expense on junior subordinated notes to Interest expense

z)	Reclassified Income-rental properties to Other income

aa)	Reclassified Realized net gain on sales of available-for-sale MBS to Net realized gains on financial instruments and real estate owned

bb)	Reclassified Realized net gain on sales of Agency MBS held as trading investments to Net realized gains on financial instruments and real estate owned

cc)	Reclassified Gain on sale of residential properties to Net realized gains on financial instruments and real estate owned

dd)	Reclassified Unrealized loss on Agency MBS held as trading investments to Net unrealized losses on financial instruments

ee)	Reclassified Loss on derivatives, net to Net unrealized losses on financial instruments

ff)	Reclassified General and administrative expenses to Other operating expenses

gg)	Reclassified Rental properties depreciation and expenses to Other operating expenses

hh)	Reclassified Realized net (loss) on sales of available-for-sale Non-Agency MBS to Net realized gains on financial instruments and real estate owned

(C) Transaction Accounting Adjustments

The unaudited pro forma financial statements reflect the following adjustments:

C1)	Adjustment relates to the recognition and payment of estimated one-time merger obligations and estimated total costs of $97.2 million including:

a)	transaction costs related to the Merger of $36.6 million paid by Ready Capital, the accounting acquirer, allocated $35.8 million to common stockholders and $0.8 million to Non-controlling interests

b)	cash consideration of $60.6 million paid by Ready Capital, the accounting acquirer, of $0.61 per historical Anworth common share

C2)	Adjustment of $19.5 million relates to the elimination of Anworth Series B Preferred Stock and the issuance of Ready Capital Series C Preferred Stock

C3)	Adjustment of $46.5 million relates to the elimination of Anworth Series A Preferred Stock and the issuance of Ready Capital Series B Preferred Stock

C4)	Adjustment of $48.6 million relates to the elimination of Anworth Series C Preferred Stock and the issuance of Ready Capital Series D Preferred Stock

C5)	Adjustment of $992 thousand relates to the elimination of Anworth historical common stock, $0.01 par value, and the issuance of new Ready Capital Common Stock, $0.0001 par value

C6)	Adjustment of $984.2 million relates to the elimination of Anworth historical additional paid-in capital

C7)	Adjustment of $725.8 million relates to the elimination of Anworth historical retained deficit

C8)	Adjustment of $54.5 million relates to the elimination of Anworth historical accumulated other comprehensive income

C9)	Adjustment relates to bargain purchase gain of $21.4 million., allocated $21.1 million to common stockholders and $0.3 million to Non-controlling interest

C10)	Adjustment relates to the impact of the management fees under the Ready Capital management agreement

C11) Adjustment relates to the estimated fair value of Residential real estate

Ready Capital believes, with the exception of Residential real estate , all Anworth balance sheet accounts approximate fair value. There is no tax impact relating to income items, as they are included in non taxable entities.

Earnings Per Share

The unaudited pro forma adjustment to shares outstanding used in the calculation of basic and diluted earnings per share are based on the combined basic and diluted weighted average shares, after giving effect to the assumed Exchange Ratio, as follows (in thousands, except share data):

For the year ended December 31, 2020
Numerator:
Net income attributable to common stockholders - Ready Capital	$44,870
Net loss attributable to common stockholders - Anworth	(112,882)
Pro Forma Merger Adjustments	(14,542)
Net income attributable to common stockholders - Combined Company	$(82,554)
Denominator:
Ready Capital weighted average common shares outstanding - basic	53,736,523
Ready Capital Common Stock issued to Anworth stockholders	16,751,973
Pro forma weighted average common shares outstanding - basic	70,488,496
Effect of dilutive shares	81,855
Pro forma weighted average common shares outstanding - diluted	70,570,351
Basic per common share data:
Net income per weighted average common share	$(1.17)
Diluted per common share data:
Net income per weighted average common share	$(1.17)